Exhibit 10.2

UNIFIRST CORPORATION AND SUBSIDIARIES

Modification No. 1

Dated as of October 31, 2005

to

Amended and Restated Revolving Credit Agreement

Dated as of June 14, 2004

MODIFICATION NO. 1 (“Modification No. 1”), dated as of October 31, 2005, to the Amended and Restated Revolving Credit Agreement, dated as of June 14, 2004 (as amended from time to time, the “Agreement”), by and among UNIFIRST CORPORATION, UNITECH SERVICES GROUP, INC., UNIFIRST CANADA LTD., UNIFIRST HOLDINGS, L.P., UONE CORPORATION, UTWO CORPORATION, UR CORPORATION, RC AIR, LLC, UNIFIRST-FIRST AID CORPORATION, (collectively, the “Borrowers”), BANK OF AMERICA, N.A., WACHOVIA BANK, NATIONAL ASSOCIATION, JP MORGAN CHASE BANK, SOVEREIGN BANK, BANKNORTH, N.A., CITIZENS BANK OF MASSACHUSETTS (collectively, the “Banks”), BANK OF AMERICA, N.A., in the capacity of Administrative Agent for the Banks (the “Administrative Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION in the capacity of Syndication Agent, JP MORGAN CHASE BANK and SOVEREIGN BANK, in the capacity of Co-Documentation Agents, and BANC OF AMERICA SECURITIES LLC, in the capacity of Arranger.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Administrative Agent and the Banks have entered into the Agreement pursuant to which the Banks have, on the terms and subject to the conditions stated therein, made certain loans to the Borrowers as contemplated thereby; and

WHEREAS, the Borrowers, the Administrative Agent and the Banks desire to amend the Agreement to increase the Letters of Credit sublimit, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions

All capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein, except as otherwise specifically provided herein.

Section 2. Modification of the Agreement

Upon the terms and subject to the conditions of this Modification No. 1, Section 2.4.1 of the Agreement is amended as follows: (i) by deleting therefrom the reference to: “$30,000,000”; and (ii) by inserting in place thereof the following: “$40,000,000”.

Section 3. Conditions Precedent to Modification No. 1

This Modification No. 1 shall become and be effective as of the date hereof, but only if this Modification No. 1 shall be signed by the Borrowers, the Administrative Agent and the Banks.

                Section 4. Representations and Warranties

(a)       Representations in Agreement Each of the representations and warranties made by or on behalf of the Borrowers in the Agreement, as amended through this Modification No. 1, was true and correct in all material respects when made and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers, jointly and severally, on the date hereof and in this Modification No. 1, except to the extent that such representations and warranties relate solely to a prior date.

(b)       No Defaults or Events of Default No Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment), and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

(c)       Binding Effect of Documents This Modification No. 1 has been duly executed and delivered by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                Section 5. Miscellaneous

This Modification No. 1 may be executed and delivered in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Modification No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended hereby, is hereby confirmed as being in full force and effect, and the Borrowers hereby ratify and confirm all of their joint and several agreements and obligations contained therein.

IN WITNESS WHEREOF, the parties hereto have executed this Modification No. 1 as of the date first above written.

The Borrowers:

UNIFIRST CORPORATION

UNITECH SERVICES GROUP, INC.

UNIFIRST CANADA LTD.

UNIFIRST HOLDINGS, L.P.

UONE CORPORATION

UTWO CORPORATION

UR CORPORATION

RC AIR, LLC

UNIFIRST-FIRST AID CORPORATION

By: /s/ John B. Bartlett

In his capacity as Senior Vice President or Vice President of each of the above-named corporations and hereunto duly authorized by each of the above-named corporations

The Banks:

BANK OF AMERICA, N.A.

By: /s/ Representative of Bank of America, N.A.

                Title: Senior Vice President

WACHOVIA BANK, NATIONAL SSOCIATION

By: /s/ Representative of Wachovia Bank, National Association

                Title: Director

JP MORGAN CHASE BANK

By: /s/ Representative of JP Morgan Chase Bank

                Title: Vice President

SOVEREIGN BANK

By: /s/ Sovereign Bank

                Title: Senior Vice President

TD BANKNORTH, N.A.,

formerly known as BANKNORTH, N.A.

By: /s/ Representative of TD Banknorth, N.A., formerly known as Banknorth, N.A.

                Title: Senior Vice President

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Representative of Citizens Bank of Massachusetts

                Title: Vice President

The Administrative Agent:

BANK OF AMERICA, N.A.

as Administrative Agent

By: /s/ Representative of Bank of America, N.A.

Title: Senior Vice President